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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 23, 2006




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


              Virginia                    1-9148                  54-1317776
              --------                    ------                  ----------
  (State or other jurisdiction   (Commission File Number)       (IRS Employer
         of incorporation)                                   Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement

The Compensation and Benefits Committee and the Board of Directors of The Brink's Company (the "Company") took the following actions at their meetings on February 23 and 24, 2006:

1. Award of cash bonuses to the executive officers under the Management Performance Improvement Plan (the "MPIP"), the Company's long-term incentive plan, for the three year period ended December 31, 2005 in the following amounts: Michael T. Dan, Chairman of the Board, President and Chief Executive Officer, $612,900; Robert T. Ritter, Vice President and Chief Financial Officer, $136,200; Frank T. Lennon, Vice President and Chief Administrative Officer, $102,150; Austin F. Reed, Vice President, General Counsel and Secretary, $102,150; and James B. Hartough, Vice President - Corporate Finance and Treasurer, $68,100.

2. Adoption of the performance measures for the executive officers under the MPIP for the 2006-2008 performance measurement period. In order for the executive officers to be deemed to have met their goals, the performance measures require Brink's, Incorporated and Brink's Home Security to achieve specific thresholds for revenue, operating profit, and the addition of economic value and the Company to achieve an earnings per share target. The earnings per share target, the performance of Brink's, Incorporated and the performance of Brink's Home Security were each given equal weight. The adoption of the measures for the 2006-2008 performance measurement period also effectively amended the measures used in evaluating the performance measurement periods ending in 2006 and 2007. Performance award targets for the 2006-2008 measurement period were set as follows: Mr. Dan, $1,000,000; Mr. Ritter, $250,000; Mr. Lennon, $200,000; Mr. Reed, $200,000; and Mr.
     Hartough, $150,000. Actual awards can range from 0% to 200% of the target depending on performance against the pre-established measures.

3. Award of cash bonuses under the Company's Key Employees Incentive Program (the "KEIP") to the executive officers for the year ended December 31, 2005 in the following amounts: Mr. Dan, $1,123,250; Mr. Ritter, $325,000; Mr. Lennon, $240,000; Mr. Reed, $250,000; and Mr. Hartough,
     $125,000. Awards under the KEIP to the executive officers for 2005 were based upon individual (50%), unit (25%) and Company (25%) performance during the year.

4. Approval of the KEIP goals of the Chief Executive Officer for 2006. Mr. Dan's individual performance in 2006 will be measured against specific goals pertaining to financial plans, strategy, cost containment and productivity objectives, and corporate governance, process and compliance results. Following the approval of Mr. Dan's KEIP goals for 2006, Mr. Dan approved the KEIP goal categories of the other executive officers, which include financial plans, strategy, cost containment and productivity objectives, and corporate governance, process and compliance results.


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5.   Award  of  cash  bonuses  related  to the  consummation  of the sale of BAX
     Global Inc. for aggregate cash  consideration  of $1.11 billion (subject to
     final  post-closing   adjustments)  in  the  following  amounts:  Mr.  Dan,
     $2,000,000 and Mr. Reed, $200,000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE BRINK'S COMPANY
                                          (Registrant)


Date: March 1, 2006                       By: /s/ Austin F. Reed
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                                              Austin F. Reed
                                              Vice President, General Counsel
                                              and Secretary




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